UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2020

LEXINGTON REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York	10119-4015

(Address of principal executive offices)	(Zip Code)

(212) 692-7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, par value $0.0001 per share, classified as Common Stock	LXP	New York Stock Exchange
6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share	LXPPRC	New York Stock Exchange

Item 2.02.        Results of Operations and Financial Condition.

Lexington Realty Trust (the “Trust”) is providing certain additional information about its business and financial performance. The information is attached as Exhibit 99.1 hereto and incorporated in this Item 2.02 by reference.

Item 8.01.        Other Events.

Investor Presentation

The Trust is filing this Current Report on Form 8-K to provide certain information about the Trust, as set forth in Exhibit 99.1 attached hereto and incorporated in this Item 8.01 by reference.

Tender Offers

On August 14, 2020, the Trust issued a press release announcing that the Trust has commenced cash tender offers (the “Tender Offers”) to purchase up to $300.0 million combined aggregate principal amount (the “Maximum Tender Amount”) of its outstanding 4.25% Senior Notes due 2023 (the “2023 Notes”) and 4.40% Senior Notes due 2024 (together with the 2023 Notes, the “Notes”) at a tender price of $1,041.25, plus an early tender premium of $30.00, per $1,000 of principal amount of the 2023 Notes, and at a tender price of $1,063.75, plus an early tender premium of $30.00, per $1,000 of principal amount of the 2023 Notes, pursuant to the terms and conditions set forth in the Offer to Purchase, dated August 14, 2020 (the “Offer to Purchase”). Notes accepted for purchase on any Settlement Date (as defined in the Offer to Purchase) will be accepted in accordance with their Acceptance Priority Levels (with 1 being the higher Acceptance Priority Level) set forth on the cover page of the Offer to Purchase, provided that the Trust will only accept for purchase an aggregate principal amount of Notes up to the Maximum Tender Amount.

The Tender Offers will expire at 11:59 p.m., New York City time, at the end of the day on September 11, 2020, unless extended with respect to either or both series of Notes (such date and time, as the same may be extended, the “Expiration Time”) or terminated earlier by the Trust, and is subject to certain conditions, including the completion of a public offering of a series of its unsecured senior debt securities that closes no later than the Expiration Time.

The press release is attached as Exhibit 99.2 hereto and incorporated in this Item 8.01 by reference.

Important Additional Information

This document is neither an offer to purchase nor a solicitation of an offer to sell securities of the Trust. The offer to buy securities of the Trust described in this document will be made only pursuant to an offer to purchase and related materials. INVESTORS IN THE TRUST ARE ADVISED TO READ THE OFFER TO PURCHASE, WHICH IS AVAILABLE UPON REQUEST, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Cautionary Statements Concerning Forward-looking Information

This current report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and as such involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from expected future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” “may,” “plans,” “predicts,” “will,” “will likely result,” or the negative of these words or other similar words or terms. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to:

•	changes in our industry and changes in the real estate market particularly, either nationally or regionally, and the potential adverse impact on us or our tenants from the novel coronavirus (COVID-19);

•	changes in economic conditions generally and the real estate market specifically;
•	adverse developments with respect to our tenants;
•	impairments in the value of our real estate investments;
•	failure to consummate the transactions described in this current report or the failure of any transactions to perform to our expectations;
•	legislative/regulatory/accounting changes, including changes to laws governing the taxation of real estate investment trusts, or REITs;
•	any material legal proceedings;
•	availability of debt and equity capital;
•	increases in real estate construction costs;
•	competition;
•	changes in interest rates;
•	supply and demand for properties in our current and proposed market areas;
•	changes in the payment of dividends;
•	a downgrade in our credit ratings; and
•	the other factors described and referenced under the heading “Risk Factors” in our other reports filed with the Securities and Exchange Commission from time to time.

These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference in this current report. We caution you that any forward-looking statement reflects only our belief at the time the statement is made. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee our future results, levels of activity, performance or achievements. Except as required by law, we undertake no obligation to update any of the forward-looking statements to reflect events or developments after the date of this current report.

The factors included in this current report are not exhaustive and additional factors could adversely affect our business and financial performance. For additional information on factors that could affect our business, financial condition, results of operations, cash flows, liquidity and ability to satisfy our debt service obligations and make distributions to our stockholders, see the information included under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

No.	Description
99.1	Certain Trust information
99.2	Press Release issued August 14, 2020
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2020

Lexington Realty Trust

By:	/s/ Beth Boulerice
Beth Boulerice
Chief Financial Officer